UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2007

LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 12, 2007, UPC Financing Partnership (the Partnership) and UPC Broadband Holding B.V. (UPC Broadband Holding and together with the Partnership, the Borrowers) signed an Additional Facility Accession Agreement (which is filed as Exhibit 4.1 hereto) pursuant to the senior secured credit agreement, originally dated 16 January, 2004, as amended and restated from time to time, between, inter alia, the Borrowers, Toronto Dominion (Texas) LLC, as facility agent, and the other banks and financial institutions named therein (the Facility Agreement). This Accession Agreement, which became effective on April 16, 2007, provides for an additional term loan facility in the principal amount of €1,175 million as part of an Additional Facility M under the Facility Agreement. The Borrowers are indirect, wholly owned subsidiaries of Liberty Global, Inc. The proceeds of this portion of Additional Facility M have been used to repay the outstanding borrowings under the senior secured credit facility agreement for Cablecom Luxembourg SCA and Cablecom GmbH, dated December 5, 2005 (the Cablecom Luxembourg Bank Facility), and to partially repay the outstanding borrowings under the Payment in Kind (PIK) facility agreement for Liberty Global Switzerland, Inc., dated September 30, 2005 (the PIK Loan Facility). As of April 16, 2007, Cablecom Holdings GmbH and its subsidiaries have become subsidiaries of UPC Broadband Holding.

On April 13, 2007, the Borrowers also signed a second Additional Facility Accession Agreement (which is filed as Exhibit 4.2 hereto) pursuant to the Facility Agreement. This Accession Agreement, which became effective on April 17, 2007, provides for an additional term loan facility in the principal amount of €1,695 million also as part of Additional Facility M. The proceeds of this portion of Additional Facility M have been used to refinance all of the outstanding borrowings under Additional Facility J1 and Additional Facility K1 under the Facility Agreement.

In addition, pursuant to a commitment letter and term sheet signed on February 9, 2007, as amended, the Borrowers will, subject to the execution of definitive accession agreements, enter into three further additional term loan facilities pursuant to the Facility Agreement. First, an additional term loan facility in the principal amount of €520 million, also as part of Additional Facility M, which will be available to be drawn from the effective date of the relevant accession agreement, once signed, to December 31, 2007. The proceeds of this portion of Additional Facility M will be used as collateral for any loan, deposit or similar arrangement with the lenders under the senior secured credit facility for VTR GlobalCom, S.A. (VTR), dated September 20, 2006 (the VTR Bank Facility). Second, an additional term loan facility in the principal amount of €250 million (the Delayed Draw M Facility) will also be part of Additional Facility M. The availability period for this additional term loan facility will be as follows: (i) 100% of the facility proceeds will be available to be drawn from the effective date of the relevant accession agreement, once signed, to the date falling nine months after such date (the 50% Date) and (ii) a maximum of 50% of the facility proceeds (if not already utilized under (i) above) from the 50% Date up to the date falling three months after such date. Commitments in the amount of €250 million under Additional Facility I under the Facility Agreement will be cancelled by the Borrowers on or before the date of drawing the Delayed Draw M Facility. Third, an additional term loan facility in the principal amount of US$1,900 million which will be an Additional Facility N under the Facility Agreement. This additional term loan facility will be available to be drawn from the effective date of the relevant accession agreement, once signed, to May 20, 2007 and, to the extent that any proceeds (up to a maximum amount of US$125 million) are not utilized or cancelled in respect of that period, to December 31, 2007. The proceeds of Additional Facility N will be used to refinance the outstanding borrowings under Additional Facility J2 and Additional Facility K2 under the Facility Agreement and for collateral for any loan, deposit or similar arrangement with the lenders under the VTR Bank Facility.

The applicable interest payable under Additional Facility M is 2.00% p.a. plus EURIBOR and the applicable interest payable under Additional Facility N will be 1.75% p.a. plus LIBOR. Additional Facility M has and Additional Facility N will have a final maturity date falling on the earlier of (i) December 31, 2014 and (ii) the date (the Relevant Date) falling 90 days prior to the date on which UPC Holding B.V. (UPC Holding) issued bonds due 2014 (the Bonds) fall due if such Bonds have not been repaid, refinanced or redeemed prior to such Relevant Date. Any voluntary prepayment of all or part of the principal amount of Additional Facility M (other than the Delayed Draw M Facility) or Additional Facility N made on or before May 16, 2008 will include a premium of 1% such that the prepaid amount will equal 101% of such principal amount plus accrued interest. Any voluntary prepayment of all or part of the principal amount of the Delayed Draw M Facility made within 12 months of the relevant date of the last drawing under this facility will include a premium of 1% such that the prepaid amount will equal 101% of such principal amount plus accrued interest.

Pursuant to an amendment letter dated April 16, 2007 (which is filed as Exhibit 4.3 hereto), the Facility Agreement has also been amended to permit the acquisition of Liberty Global Inc.’s indirect shareholding in VTR (either directly or indirectly by the acquisition of its holding company) and its Subsidiaries by a member of the Borrower Group (as defined in the Facility Agreement) (the VTR Acquisition). The VTR Acquisition is intended to be completed in the near future. In connection therewith, the definition of “Permitted Security Interest” in the Facility Agreement has been amended to permit: (i) any security interest granted under the VTR Bank Facility and (ii) security over any deposit or similar arrangement made by a member of the Borrower Group and the lenders under the VTR Bank Facility. The definition of “Permitted Business” in the Facility Agreement has been amended to include business in Chile. The definition of “Permitted Disposals” in the Facility Agreement has been amended to include inter alia the disposal of all or part of any member of the VTR Group (which consists of United Chile LLC or the relevant holding company of VTR and its subsidiaries). Furthermore, when calculating the remaining percentage available, under the disposal basket in the definition of Permitted Disposal, the Annualized EBITDA (as defined in the Facility Agreement) of the Borrower Group shall exclude the Annualized EBITDA attributable to the VTR Group.

Furthermore, Toronto Securities (USA) LLC and JP Morgan PLC, as mandated lead arrangers, have committed, pursuant to a commitment letter and term sheet signed on  April 3, 2007, to provide (subject to the execution and delivery of a definitive credit facility agreement and the completion of the VTR Acquisition) a €150 million term loan facility to UPC Holding (the UPC Holding Facility). The availability period for the UPC Holding Facility will be from the relevant date of the credit facility agreement, once signed, to December 31, 2007. UPC Holding may, at its option, on or before May 31, 2008 (the Conversion Date), require each lender under the UPC Holding Facility to become an additional facility lender under the Facility Agreement and the outstanding commitments of the lenders under the UPC Holding Facility will be rolled over into Additional Facility M under the Facility Agreement (the Conversion). The terms and conditions of the UPC Holding Facility will be similar to the terms of the indenture for the Bonds but, after the Conversion, the UPC Holding Facility will be an Additional Facility (with the Partnership as the borrower) and will be subject to the terms and conditions of the Facility Agreement. The applicable interest payable under the UPC Holding Facility will be (i) 2.75% p.a. plus EURIBOR until the later of the Anniversary Date (as defined below) and the Conversion Date; and (ii) thereafter, 2.00% p.a. plus EURIBOR. The final maturity date of the UPC Holding Facility will be December 31, 2014 unless the Conversion does not occur, in which case, it will be May 31, 2008. Any voluntary prepayment of all or part of the principal amount of the UPC Holding Facility made on or prior to the date falling 12 months after the earlier of (i) the date of the first utilization of the UPC Holding Facility or; (ii) May 16, 2007 (such date as determined in (i) or (ii) the Anniversary Date) will include a premium of 1% such that the prepaid amount will equal 101% of such principal amount plus accrued interest.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility Accession Agreement, dated April 12, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility M Lenders, under the  senior secured credit agreement, originally dated 16 January, 2004, as amended and restated from time to time, among the Borrowers, Toronto Dominion (Texas) LLC, as facility agent, and the other banks and financial institutions named therein (the Facility Agreement).

4.2

Additional Facility Accession Agreement, dated April 13, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility M Lenders, under the Facility Agreement.

4.3

Amendment, dated April 16, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, the guarantors listed therein, and Toronto Dominion (Texas) LLC, as Facility Agent, to the Facility Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2007

LIBERTY GLOBAL, INC.

By:	/s/ Elizabeth M. Markowski
Name: Elizabeth M. Markowski
Title: Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility Accession Agreement, dated April 12, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility M Lenders, under the  senior secured credit agreement, originally dated 16 January, 2004, as amended and restated from time to time, among the Borrowers, Toronto Dominion (Texas) LLC, as facility agent, and the other banks and financial institutions named therein (the Facility Agreement).

4.2

Additional Facility Accession Agreement, dated April 13, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility M Lenders, under the Facility Agreement.

4.3

Amendment, dated April 16, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, the guarantors listed therein, and Toronto Dominion (Texas) LLC, as Facility Agent, to the Facility Agreement.